Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Public Media Works, Inc. (the “Company”) on Form 10-Q for the quarter ending August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Merhi certify in my capacity as Chief Executive Officer and principal financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has hereunto signed as of October 12, 2009.

/s/ Joseph Merhi
Joseph Merhi
Chief Executive Officer and principal financial officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.